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                         ONE GROUP(R) INVESTMENT TRUST

                      SUPPLEMENT DATED AUGUST 2, 2004 TO
                     ONE GROUP INVESTMENT TRUST PROSPECTUS
                               DATED MAY 1, 2004

CHANGES TO PORTFOLIO MANAGERS. Changes to the Portfolio Managers for the Equity Portfolios are expected to take place over the next two months. Effective immediately, the following information replaces the text under "The Portfolio Managers -- Mid Cap Value Portfolio and Large Cap Growth Portfolio" in the
Prospectus:

     Mid Cap Value Portfolio. Jonathan Kendrew Llewelyn Simon and Lawrence E. Playford are the portfolio managers for the Mid Cap Value Portfolio. Mr. Simon and Mr. Playford joined Banc One Investment Advisors in July 2004. In addition to his position at Banc One Investment Advisors, Mr. Simon is also a managing director of J.P. Morgan Investment Management Inc. ("JPMIM") and has worked with various affiliates of JPMIM since 1980. He currently serves as portfolio manager of the JPMorgan Mid Cap Value Fund and JPMorgan Growth & Income Fund and as a co-portfolio manager of the One Group Equity Income Fund and the JPMorgan Equity Income Fund. In addition to his position at Banc One Investment Advisors, Mr. Playford, CFA and CPA, is also a Vice President of JPMIM and a co-portfolio manager of the JPMorgan Mid Cap Value Fund. Mr. Playford has worked for various affiliates of JPMIM since 1993.

     Large Cap Growth Portfolio. Marc Baylin and Giri Devulapally are the portfolio managers for the Large Cap Growth Portfolio. Mr. Baylin and Mr. Devulapally joined Banc One Investment Advisors in July 2004. In addition to his position at Banc One Investment Advisors, Mr. Baylin, CFA, is managing director of JPMIM and a portfolio manager in the JPMorgan U.S. Equity Group. Mr. Baylin has worked for JPMIM since 2002. Prior to joining JPMIM, he worked for T. Rowe Price for nine years, where he was both an analyst and a portfolio manager. In addition to his position at Banc One Investment Advisors, Mr. Devulapally is a vice president of JPMIM and a portfolio manager in the JPMorgan U.S. Equity Group. Mr. Devulapally has worked for JPMIM since 2003. Prior to joining JPMIM, he worked for T. Rowe Price for six years, where he was an analyst specializing in technology and telecommunications. He is also a CFA charter holder.

The remainder of the changes to the Portfolio Managers are expected to be phased in at the end of August 2004. As such changes are implemented, the following information will replace the text under "The Portfolio
Managers -- Mid Cap Growth Portfolio, Diversified Mid Cap Portfolio, Diversified Equity Portfolio and Balanced Portfolio" in the Prospectus:

     Mid Cap Growth Portfolio. Christopher Mark Vyvyan Jones and Timothy Parton serve as portfolio managers for the Mid Cap Growth Portfolio. Mr. Jones and Mr. Parton joined Banc One Investment Advisors in July 2004. In addition to his position at Banc One Investment Advisors, Mr. Jones is a managing director of JPMIM. Mr. Jones leads the small company team of JPMIM and has worked as a portfolio manager with various affiliates of JPMIM since 1982. In addition to his position at Banc One Investment Advisors, Mr. Parton is a vice president of JPMIM. He has worked for JPMIM or one of its affiliates since 1986. Mr. Jones and Mr. Parton also serve as co-portfolio managers of the JPMorgan Capital Growth Fund.

     Diversified Mid Cap Portfolio. Silvio Tarca is the portfolio manager for the Diversified Mid Cap Portfolio. Mr. Tarca joined Banc One Investment Advisors in July 2004. In addition to his position at Banc One Investment Advisors, Mr. Tarca is a vice president of JPMIM. Mr. Tarca has worked for JPMIM since 2000. Prior to joining JPMIM, Mr. Tarca worked as an information technology consultant for Accenture, a management consulting, technology services and outsourcing company.

     Diversified Equity Portfolio. Susan Bao and Helge Skibeli are the portfolio managers leading a team of research analysts for the Diversified Equity Portfolio. Ms. Bao and Mr. Skibeli joined

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     Banc One Investment Advisors in July 2004. In addition to her position with Banc One Investment Advisors, Ms. Bao is a vice president of JPMIM and a portfolio manager in the JPMorgan U.S. Equity Group. She has been Vice President of JPMIM or one of its affiliates since 1997. In addition to his position with Banc One Investment Advisors, Mr. Skibeli is also a managing director of JPMIM and head of the U.S. Equity Research Group. Mr. Skibeli has worked for JPMIM or one of its affiliates since 1990.

     Balanced Portfolio. Anne Lester is the primary portfolio manager for the Balanced Portfolio. In that capacity, Ms. Lester and a team of portfolio managers and analysts manage the portfolio construction, investment strategy selection and asset allocation processes for the overall portfolio, which is comprised of the underlying equity and fixed income strategies. Ms. Lester joined Banc One Investment Advisors in July 2004. In addition to her position at Banc One Investment Advisors, Ms. Lester is a portfolio manager in the JPMIM Global Multi-Asset Group, a position she has held since June 2000. She joined JPMIM in 1992 and, prior to her current role, worked in the Product Development group as a fixed income and currency trader and as a fixed income portfolio manager. The underlying equity portion of the Balanced Portfolio will be managed by a team of portfolio managers and research analysts. The research analysts provide in-depth industry analysis and recommendations, while portfolio managers determine strategy, industry weighting, Portfolio equity holdings and cash positions. Although a team manages the asset allocations of the overall portfolio and the underlying equity portion of the Portfolio, Scott Grimshaw, CFA, will continue to serve as portfolio manager primarily responsible for the underlying fixed income portion of the Portfolio. Mr. Grimshaw is also the portfolio manager for the One Group Treasury and Agency Fund. From 1994 to 1999, Mr. Grimshaw was a member of the team managing these funds.

PORTFOLIO MANAGER COMPENSATION FOR NEW FUND MANAGERS. The Equity Portfolio Managers and research analysts described in this Supplement participate in a highly competitive compensation program that is designed to attract and retain outstanding people and closely link the performance of investment professionals to client investment objectives. The total compensation program includes base salary, cash incentives, the value of stock awards, and, in some cases, mandatory deferred compensation. These elements reflect individual performance and the performance of the business as a whole. Each investment professional's performance is formally evaluated annually based on a variety of factors including the size and performance of the portfolios such professional manages. Individual contribution relative to client goals carries the highest impact. For example:

     . Portfolio manager compensation is primarily driven by meeting or exceeding clients' risk and return objectives, relative performance to competitors or competitive indices, and compliance with firm policies and regulatory requirements. Investment performance is generally more heavily weighted to the long-term.

     . Research analyst compensation is primarily driven by the accuracy of their forecasts and rankings with respect to the companies and/or sectors for which they have research responsibility.

Stock awards are granted as part of an employee's annual performance bonus and comprise from 0% to 35% of an investment professional's total award. As incentive compensation increases, the percentage of compensation awarded in restricted stock, stock appreciation awards, or stock options also increases. Certain investment professionals may also be subject to a mandatory deferral of a portion of their compensation into proprietary mutual funds based on long-term sustained investment performance.

                    INVESTORS SHOULD RETAIN THIS SUPPLEMENT
                   WITH THE PROSPECTUS FOR FUTURE REFERENCE
TOG-F-EQOGIT